UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(l.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock. $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 23, 2026, Strategy Inc (the “Company”) entered into joinders with each of Moelis & Company LLC (“Moelis” and such joinder with Moelis the “Moelis Joinder”), A.G.P./Alliance Global Partners (“Alliance” and such joinder with Alliance the “Alliance Joinder”) and StoneX Financial Inc. (“StoneX” and such joinder with StoneX the “StoneX Joinder”), which added Moelis, Alliance and StoneX as sales agents under the Omnibus Sales Agreement, dated as of November 4, 2025, by and among the Company and TD Securities (USA) LLC, The Benchmark Company, LLC, Barclays Capital Inc., BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities, as sales agents (such sales agents, together with Moelis, Alliance and StoneX, collectively, the “Agents” and such agreement, the “Sales Agreement”).

In addition, on March 23, 2026, the Company and the Agents entered into:

•

an Additional Program Addendum (the “Common Stock Sales Agreement Addendum”) to the Sales Agreement, pursuant to which the Company may issue and sell additional shares of its class A common stock, $0.001 par value per share (“Common Stock”), from time to time through the Agents in a new offering of Common Stock;

•

an Additional Program Addendum (the “STRC Sales Agreement Addendum”) to the Sales Agreement pursuant to which the Company may issue and sell additional shares of its Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share (“STRC Preferred Stock”), from time to time through the Agents in a new offering of STRC Preferred Stock; and

•

an Additional Program Addendum (the “STRK Sales Agreement Addendum”) to the Sales Agreement pursuant to which the Company may issue and sell additional shares of its 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (“STRK Preferred Stock”), from time to time through the Agents in a new offering of STRK Preferred Stock.

In connection with the foregoing and also on March 23, 2026, the Company made the following filings with the Securities and Exchange Commission (“SEC”) supplementing the base prospectus supplement, dated as of November 4, 2025 (the “Base Prospectus Supplement”), under its existing automatic shelf registration statement that became effective on January 27, 2025 (File No. 333-284510) (the “Registration Statement”) and the base prospectus contained therein (the “Base Prospectus”):

•	a supplement reflecting the addition of Moelis, Alliance and StoneX as Agents under the Sales Agreement;

•

an additional prospectus supplement annex (the “New Common Stock Annex”) relating to shares of Common Stock having an aggregate offering price of up to $21.0 billion pursuant to the Sales Agreement, as supplemented by the Common Stock Sales Agreement Addendum (the “New Common ATM Shares”);

•

an additional prospectus supplement annex (the “New STRC Annex”) relating to shares of STRC Preferred Stock having an aggregate offering price of up to $21.0 billion pursuant to the Sales Agreement, as supplemented by the STRC Sales Agreement Addendum (the “New STRC ATM Shares”); and

•

an additional prospectus supplement annex (the “New STRK Annex”) relating to shares of STRK Preferred Stock having an aggregate offering price of up to $2.1 billion pursuant to the Sales Agreement, as supplemented by the STRK Sales Agreement Addendum (the “New STRK ATM Shares”).

The Company had previously registered the sale of up to (i) $15,854,365,265.54 of Common Stock under a prior prospectus supplement annex, the Base Prospectus Supplement and the Base Prospectus (collectively, the “Prior Common Stock Prospectus”), (ii) $4,200,000,000.00 of STRC Preferred Stock under a prior prospectus supplement annex, the Base Prospectus Supplement and the Base Prospectus (collectively, the “Prior STRC Preferred Stock Prospectus”) and (iii) $20,340,632,356.64 of STRK Preferred Stock under a prior prospectus supplement annex, the Base Prospectus Supplement and the Base Prospectus (collectively, the “Prior STRK Preferred Stock Prospectus”). The Company intends to continue to utilize the Prior Common Stock Prospectus and the Prior STRC Preferred Stock Prospectus until all shares subject to the Prior Common Stock Prospectus and the Prior STRC Preferred Stock Prospectus, respectively, have been sold in accordance with the terms thereof. Effective March 22, 2026, the Company and the Agents terminated the prior offering of shares of STRK Preferred Stock under the Prior STRK Preferred Stock Prospectus.

Copies of the Moelis Joinder, Alliance Joinder, StoneX Joinder, Common Stock Sales Agreement Addendum, STRC Sales Agreement Addendum and STRK Sales Agreement Addendum are attached as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 hereto, respectively, and are incorporated herein by reference. The foregoing descriptions of the material terms of the Moelis Joinder, Alliance Joinder, StoneX Joinder, Common Stock Sales Agreement Addendum, STRC Sales Agreement Addendum and STRK Sales Agreement Addendum do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the New Common ATM Shares and the New STRC ATM Shares and Latham & Watkins LLP, counsel to the Company, has issued a legal opinion relating to the New STRK ATM Shares. Copies of such legal opinions, including the consents included therein, are attached as Exhibits 5.1 and 5.2 hereto, respectively.

The New Common ATM Shares are registered pursuant to the Registration Statement, the New Common Stock Annex, the Base Prospectus Supplement and the Base Prospectus, and the offering of the New Common ATM Shares will be made only by means of the New Common Stock Annex, the Base Prospectus Supplement and the Base Prospectus. The New STRC ATM Shares are registered pursuant to the Registration Statement, the New STRC Annex, the Base Prospectus Supplement and the Base Prospectus, and the offering of the New STRC ATM Shares will be made only by means of the New STRC Annex, the Base Prospectus Supplement and the Base Prospectus. The New STRK ATM Shares are registered pursuant to the Registration Statement, the New STRK Annex, the Base Prospectus Supplement and the Base Prospectus, and the offering of the New STRK ATM Shares will be made only by means of the New STRK Annex, the Base Prospectus Supplement and the Base Prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K related to the Common Stock Sales Agreement Addendum, STRC Sales Agreement Addendum and STRK Sales Agreement Addendum is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K related to the termination of the prior offering of shares of STRK Preferred Stock under the Prior STRK Preferred Stock Prospectus is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On March 23, 2026, the Company filed a Certificate of Increase of STRC Preferred Stock (the “Certificate of Increase”) to certify the authorization to increase the number of authorized shares of its STRC Preferred Stock from 70,435,353 to 282,556,565 shares. A copy of the Certificate of Increase is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing description of the Certificate of Increase does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On March 23, 2026, the Company filed a Certificate of Decrease of STRK Preferred Stock (the “Certificate of Decrease”) to certify the authorization to decrease the number of authorized shares of its STRK Preferred Stock from 269,800,000 to 40,270,744 shares. A copy of the Certificate of Decrease is attached as Exhibit 3.2 hereto and is incorporated herein by reference. The foregoing description of the Certificate of Decrease does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the offering of the New Common ATM Shares.

The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to any sales that may be made pursuant to the offering of the New Common ATM Shares, the New STRC ATM Shares and the New STRK ATM Shares, if any, market conditions and the other factors discussed under the headers “Risk Factors Related to the ATM Offering Programs” in the Base Prospectus Supplement, “Risk Factors” in the New Common Stock Annex, the New STRC Annex and the New STRK Annex, respectively, and “Risk Factors” in the Annual Report on Form 10-K filed with the SEC on February 19, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K and the exhibits attached hereto speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Joinder to Strategy Omnibus Sales Agreement, dated as of March 23, 2026, by and among the Company and Moelis & Company LLC

1.2	Joinder to Strategy Omnibus Sales Agreement, dated as of March 23, 2026, by and among the Company and A.G.P./Alliance Global Partners

1.3	Joinder to Strategy Omnibus Sales Agreement, dated as of March 23, 2026, by and among the Company and StoneX Financial Inc.

1.4	Common Stock Sales Agreement Addendum, dated as of March 23, 2026, by and among the Company and TD Securities (USA) LLC, The Benchmark Company, LLC, StoneX Financial Inc., A.G.P./Alliance Global Partners, Barclays Capital Inc., BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Moelis & Company LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities

1.5	STRC Sales Agreement Addendum, dated as of March 23, 2026, by and among the Company and TD Securities (USA) LLC, The Benchmark Company, LLC, StoneX Financial Inc., A.G.P./Alliance Global Partners, Barclays Capital Inc., BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Moelis & Company LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities

1.6	STRK Sales Agreement Addendum, dated as of March 23, 2026, by and among the Company and TD Securities (USA) LLC, The Benchmark Company, LLC, StoneX Financial Inc., A.G.P./Alliance Global Partners, Barclays Capital Inc., BTIG, LLC, Canaccord Genuity LLC, Cantor Fitzgerald & Co., Clear Street LLC, Compass Point Research & Trading, LLC, H.C. Wainwright & Co., LLC, Keefe, Bruyette & Woods, Inc., Maxim Group LLC, Moelis & Company LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC and TCBI Securities, Inc., doing business as Texas Capital Securities

3.1	Certificate of Increase for STRC Preferred Stock

3.2	Certificate of Decrease for STRK Preferred Stock

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

5.2	Opinion of Latham & Watkins LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026

Strategy Inc
(Registrant)

By:	/s/ Thomas C. Chow
Name:	Thomas C. Chow
Title:	Executive Vice President & General Counsel